Exhibit 10.4

EXECUTION

SECURITY AGREEMENT SUPPLEMENT

This SECURITY AGREEMENT SUPPLEMENT, dated January 10, 2017, is delivered by the entities set forth on Schedule A hereof (collectively the “Grantors” and each a “Grantor”) pursuant to the Security Agreement, dated as of January 29, 2015 (as it may be from time to time amended, restated, modified or supplemented, the “Security Agreement”), among Marathon Patent Group, Inc., the Grantors and DBD Credit Funding LLC, as the Collateral Agent.  Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

Each Grantor hereby grants and confirms the grant to Collateral Agent set forth in the Security Agreement of, and does hereby grant to Collateral Agent, a security interest in all of such Grantor’s right, title and interest in and to all Collateral owned by such Grantor to secure the Secured Obligations, in each case whether now or hereafter existing or in which such Grantor now has or hereafter acquires an interest and wherever the same may be located and specifically, without limitation, grants to the Collateral Agent a security interest in all of such Grantor’s right, title and interest in the Commercial Tort Claims referenced on the amended Schedule 4.5 to the Security Agreement.  Each of the Grantors represent and warrant to Collateral Agent and each other Secured Party that the attached Supplements(1) to Schedules accurately and completely set forth all additional information required pursuant to the Security Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Security Agreement.

IN WITNESS WHEREOF, Grantors have caused this Security Agreement Supplement to be duly executed and delivered by its duly authorized officer as of the date written above.

[Signature Page Follows]

(1)  Supplemental schedules to be attached

Motheye Technologies, LLC
Synchronicity IP LLC
Traverse Technologies
Orthophoenix, LLC
Vermilion Participations(2)
Munitech IP Sarl
Marathon Ventures Sarl
Nyanza Properties(3)
Marathon IP GmbH
MedTech Development Deutschland GmbH
Synchronicity IP GmbH
TLI Communications GmbH
Magnus IP GmbH
3D Nanocolor Corp
Bismarck IP Inc.

By: Doug Croxall
Title: Chief Executive Officer

(2)  Name to be changed to Marathon Advisors SA

(3)  Name to be changed to PG Technologies S.a.r.l.

SUPPLEMENTAL SCHEDULE 4.1
TO SECURITY AGREEMENT

GRANTOR CORPORATE INFORMATION

Full Legal Name	Name in the past five years	Type of Organization	State of Incorporation/formation	Jurisdiction where the chief executive office or its sole place of business is, and for the one-year period preceding the date hereof has been, located
Motheye Technologies, LLC	MPGV-TX III, LLC	LLC	Texas	California
Sychronicity IP LLC	None	LLC	Texas	California
Traverse Technologies Corp.	TQP Acquisition Corp.	Corporation	Texas	California
Orthophoenix, LLC	None	LLC	Delaware	California
Vermilion Participations(4)	None	S.a.r.l	Luxembourg	California
Munitech IP S.a.r.l.	None	S.a.r.l	Luxembourg	California
Marathon Ventures S.a.r.l.	None	S.a.r.l	Luxembourg	California
Nyanza Properties(5)	None	S.a.r.l	Luxembourg	California
Marathon IP GmbH	None	GmbH	Germany	California
MedTech Development Deutschland Gmbh	None	Corporation	Germany	California
Sychronicity IP GmbH	None	Corporation	Germany	California
TLI Communications GmbH	None	Corporation	Germany	California
Magnus IP GmbH	None	GmbH	Germany	California
3D Nanocolor Corp.	None	Corporation	Delaware	California
Bismarck IP Inc.	None	Corporation	Delaware	California

(4)  Name to be changed to Marathon Advisors SA

(5)  Name to be changed to PG Technologies S.a.r.l.

SUPPLEMENTAL SCHEDULE 4.2
TO SECURITY AGREEMENT

INVESTMENT RELATED PROPERTY

None

SUPPLEMENTAL SCHEDULE 4.3
TO SECURITY AGREEMENT

DESCRIPTION OF LETTERS OF CREDIT

None

SUPPLEMENTAL SCHEDULE 4.4
TO SECURITY AGREEMENT

INTELLECTUAL PROPERTY

Subsidiary	Defendant	Date of Executed SLA
Medtech	JOLINE	10/26/16
OrthoPhoenix	JOLINE	10/26/16
TLI GMBH	Yahoo! Inc.	10/26/16
TLI GMBH	Tumblr Inc.	10/26/16
Magnus IP	Will Rossellini	09/29/16
OrthoPhoenix	Osteofix, LLC	06/01/16
Signal/Loopback	Kia Motors Corp	05/20/16
Signal/Loopback	Hyundai Motor Company	05/20/16
Medtech	Stryker Corporation	05/05/16
OrthoPhoenix	Stryker Corporation	05/05/16
Signal/Loopback	Nissan North America, Inc.	05/02/16
Signal/Loopback	Mercedes-Benz USA	04/25/16
OrthoPhoenix	Dfine, Inc	04/19/16
Dynamic	Apple, Inc	04/18/16
Signal/Loopback	Mazda Motor of America Inc	04/14/16
OrthoPhoenix	Wright Medical Technology Inc.	04/05/16
TLI Communications	Snapchat, Inc	04/04/16
TLI GMBH	Snapchat, Inc	04/04/16
OrthoPhoenix	Globus Medical, Inc	03/31/16
OrthoPhoenix	Neurotherm, Inc	03/31/16
OrthoPhoenix	Maxxspine Limited	03/31/16
Signal/Loopback	Ford Motor Company	03/17/16
Signal/Loopback	Honda	03/17/16
Signal/Loopback	Subaru of America, Inc	02/17/16
OrthoPhoenix	Titanium2Bone, Inc (Maxxspine sub)	02/09/16
OrthoPhoenix	Maxxspine Limited	12/31/15
OrthoPhoenix	Globus Medical, Inc	12/31/15
OrthoPhoenix	Neurotherm, Inc	12/31/15

Signal/Loopback	Volkswagen Group of America, Inc.	12/15/15
TLI Communications	Facebook, Inc	12/09/15
TLI Communications	Twitter, Inc	12/09/15
TLI Communications	Instagram	12/09/15
TLI Communications	Dropbox	12/09/15
TLI Communications	Samsung	12/09/15
TLI GMBH	Facebook, Inc	12/09/15
TLI GMBH	Twitter, Inc	12/09/15
TLI GMBH	Instagram	12/09/15
TLI GMBH	Dropbox	12/09/15
TLI GMBH	Samsung	12/09/15
TLI GMBH	Google, Inc	12/04/15
IP Liquidity	Schrader-Bridgeport International Inc.	11/15/15
Selene	Trend Micro Incorporated	11/09/15
Selene	Fluke Electronics/Netscout Systems	11/04/15
OrthoPhoenix	Globus Medical, Inc	09/30/15
OrthoPhoenix	Neurotherm, Inc	09/30/15
IP Liquidity	TRW Automotive	09/23/15
OrthoPhoenix	J&J/Deputy Synths Products, Inc	09/22/15
OrthoPhoenix	Osseon LLC	09/17/15
Sampo	Twitter, Inc	09/10/15
OrthoPhoenix	J&J/Deputy Synths Products, Inc	09/01/15
Clouding	ATT Corp	08/24/15
TLI GMBH	Apple, Inc	08/17/15
TLIF	Biomet, Inc.	08/12/15
Signal/Loopback	Porsche Cars North America	08/03/15
Cyberfone	Ricoh Company	07/14/15
Signal/Loopback	Mitsubishi Motors North America	07/10/15
Medtech	Maxxspine Limited	07/01/15
OrthoPhoenix	Maxxspine Limited	07/01/15
Selene	Thomson Reuters	05/26/15
E2E	Nordstrom Inc	05/19/15

Medtech	Direct Flow Medical	05/18/15
E2E	Crocs, Inc	05/05/15
E2E	Hallmark.com, LLC	05/04/15
Medtech	Joimax GmbH	04/28/15
OrthoPhoenix	Joimax GmbH	04/28/15
Vantage	MediaTek USA Inc	04/09/15
Vantage	Qualcomm Incorporated	04/03/15
Sarif	Varian Medical Systems Inc	04/02/15
Selene	EMC Corporaiton	04/01/15
Signal/Loopback	Jaguar Land Rover North America LLC	04/01/15
Vantage	Texas Instruments Inc	03/30/15
Vantage	Kyocera Communications Inc	03/24/15
Clouding	Dropbox, Inc	03/19/15
Vantage	Dropbox, Inc	03/18/15
OrthoPhoenix	Ascendx Spine Inc	03/09/15
Selene	Reed Elsevier	03/09/15
Signal/Loopback	Volvo Cars of North America, LLC	02/27/15
Vantage	Amazon.com, Inc	02/23/15
Vantage	Broadcom Corp	02/23/15
Vantage	HTC Corp	02/23/15
Vantage	Huawei Technologies	02/23/15
Vantage	Microsoft Corp.	02/23/15
Vantage	NEC Corp	02/23/15
Vantage	Samsung Electronics Co	02/23/15
Vantage	Apple Inc	02/23/15
Vantage	Panasonic Corp	02/23/15
Vantage	Sharp Corp	02/23/15
Vantage	Box, Inc	02/23/15
Vantage	Google Inc	02/23/15
Vantage	SugarSync, Inc	02/10/15
Selene	Alert Logic Inc	01/29/15
Medtech	Optimed Medizinische GmBH	01/28/15
OrthoPhoenix	Optimed Medizinische GmBH	01/28/15

TLI Communications	Smugmug, Inc	01/14/15
Medtech	Argomedical GmBH	01/13/15
OrthoPhoenix	Argomedical GmBH	01/13/15
TLI Communications	Photobucket.com, Inc	01/13/15
Sarif	Accuray Inc	01/06/15
TLIF	Alphatec Holdings, Inc	01/02/15
TLI Communications	WHI, Inc	12/31/14
CRFD	Akamai	11/16/14
TLIF	LDR Holding Corp	11/14/14
Vantage	Viewsonic	11/14/14
Clouding	CA Inc	10/30/14
Selene	Monster Worldwide	10/29/14
Relay	Adtran	10/02/14
Clouding	Amazon	09/30/14
Clouding	Citrix	09/30/14
Clouding	Google	09/30/14
Clouding	HP	09/30/14
Clouding	Rackspace	09/30/14
Clouding	SAP	09/30/14
Clouding	Verizon	09/30/14
Selene	Barracuda Networks, Inc.	09/30/14
Selene	Google Inc.	09/30/14
Selene	Hewlett-Packard Company	09/30/14
Selene	Juniper Networks, Inc.	09/30/14
Selene	LinkedIn Corporation	09/30/14
Selene	Extreme Networks, Inc. - Enterasys Networks, Inc.	09/30/14
Selene	McAfee Inc.	09/30/14
Selene	Oracle Corporation	09/30/14
Selene	Verizon Communications, Inc.	09/30/14
Selene	Dell Inc.	09/30/14
Selene	Rackspace US Inc.	09/30/14
Selene	Cisco Systems, Inc.	09/30/14
Selene	Riverbed Technology	07/28/14
Cyberfone	Toshiba	07/15/14

Cyberfone	Mitsubishi	07/11/14
CRFD	Limelight	07/08/14
Sampo	Tibco	07/02/14
Sampo	Intuit	07/02/14
Selene	Fortinet	06/30/14
IP Liquidity	Microsoft	06/16/14
Cyberfone	Konica Minolta	06/09/14
CRFD	Amazon	05/06/14
CRFD	Cox	05/06/14
CRFD	CSC/Cablevision	05/06/14
CRFD	DirecTV	05/06/14
CRFD	F5 Networks	05/06/14
CRFD	Time Warner	05/06/14
CRFD	Verizon	05/06/14
Cyberfone	Vizio	04/21/14
Vantage	WaCom	04/10/14
Cyberfone	UPS/Ingenico	03/31/14
Relay	Allied Telesis Holdings	03/13/14
Relay	Avaya, Inc	03/13/14
Relay	Bloomberg LP	03/13/14
Relay	Brocade	03/13/14
Relay	BT Group PLC	03/13/14
Relay	Cablevision/CSC Holdings	03/13/14
Relay	Cisco Systems, Inc	03/13/14
Relay	Enterasys Networks, Inc	03/13/14
Relay	Extreme Networks, Inc	03/13/14
Relay	Hewlett-Packard Company	03/13/14
Relay	Juniper Networks, Inc	03/13/14
Relay	Savvis Inc	03/13/14
Relay	Securities Industry Automation	03/13/14
Relay	Sprint Nextel Corporation	03/13/14
Relay	Thomsons Reuters Finance Company	03/13/14
Relay	BATS Trading, Inc	03/13/14
Relay	CBOE Holdings Inc	03/13/14

Relay	Direct Edge ECN LLC	03/13/14
Relay	Factset Research Systems, Inc	03/13/14
Relay	LEK Securities Corp	03/13/14
Relay	The Nasdaq OMX Group Inc	03/13/14
Relay	Trading Technologies International Inc	03/13/14
Relay	Transaction Network Services, Inc	03/13/14
Sampo	Blackboard	03/13/14
Sampo	Salesforce	03/13/14
Sampo	Linkedin	03/13/14
Sampo	Ebay	03/13/14
Sampo	Amazon	03/13/14
Sampo	Facebook	03/13/14
Relay	Zhone	12/22/13
Cyberfone	Alcatel-Lucent	12/11/13
Cyberfone	Audiocodes	12/10/13
Cyberfone	Memorex	10/30/13
Cyberfone	Verifone	10/29/13
Relay	Huawei	09/30/13
Cyberfone	Nintendo	09/11/13
Sampo	Rally Dev	08/08/13
Cyberfone	ZTE	07/23/13
Relay	D-Link Corporation	07/23/13
Sampo	Hyperoffice	07/17/13
Sampo	Jive	07/01/13
Cyberfone	Equinox	06/19/13
Cyberfone	Denon	05/20/13
Cyberfone	Siemens	05/06/13

SUPPLEMENTAL SCHEDULE 4.5
TO SECURITY AGREEMENT

COMMERCIAL TORT CLAIMS

Set forth below is a list of all current outstanding patent litigations:

Marathon Subsidiary	Primary	Defendant	District	Date of Complaint
Clouding	1-14-cv-01178	EMC Corp/VMware	DED	9/10/2014
CRFD Research	14-cv-00315	Spotify	DED	3/7/2014
CRFD Research	14-cv-00314	Netflix	DED	3/7/2014
CRFD Research	14-cv-00313	Hulu	DED	3/7/2014
CRFD Research	1-14-cv-00064	Dish	DED	1/17/2014
Medtech	21 O 12841/14	ulrich GmbH & Co. KG	Munich District Court	7/4/2014
Medtech	21 O 12838/14	SAM, G-21 s.r.l.	Munich District Court	7/4/2014
Medtech	21 O 16081/14	SAM, G-21 s.r.l.	Munich District Court	7/4/2014
Signal	2-15-cv-05162	Toyota North America, Inc. / Toyota Motor Sales, USA, Inc.	CDCAL	7/8/2015
Signal	2-14-cv-13864	Fiat / Chrysler	EDMI	4/23/2014
TLI Communications GMBH	7 O 20976/15	Box.com (UK) Ltd.	Munich District Court	11/12/2015
TLI Communications GMBH	7 O 20528/15	Box, Inc	Munich District Court	11/12/2015